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                                CASH TRANSACTIONS

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                             CABCO TR FOR
                             J.C. PENNEY
September 3, 2002         Receipt of Interest on          $2,007,281.25
                          J.C. Penney 7.625%

September 3, 2002         Funds Disbursed to
                          Holders of CABCO
                          Trust Certificates              $2,007,281.25
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